___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2018

Gulf West Security Network, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-193220	46-3876675
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2618 San Miguel, Suite 203 Newport Beach, CA		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 973-0684

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 8, 2018 Gulf West Security Network, Inc. (hereafter, “we” “us” “our” or the “Company”) dismissed its independent registered accountant, TAAD, LLP (hereafter “TAAD”). The Company engaged TAAD as its independent registered accountant for its initial registration statement during 2013 and has engaged TAAD for all subsequent audit years until this dismissal.

The report of TAAD regarding the Company’ financial statements for the fiscal year ended September 30, 2017, as well as the financial statements of the Company contained in its annual report on Form 10-K for the fiscal year ended September 30, 2017, did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company's ability to continue as a going concern.

From its initial engagement of TAAD through October 8, 2018, the date of dismissal, there were no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of TAAD would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided TAAD with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that TAAD furnish us with a letter addressed to the commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Also on October 8, 2018, we engaged Daszkal Bolton, LLP, independent registered accountants, as our independent accountant following the dismissal of TAAD. Prior to the engagement of Daszkal Bolton, LLP, the Company has not consulted with Daszkal Bolton, LLP regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Daszkal Bolton, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from TAAD, LLP

Gulf West Security Network, Inc.

Date: October 9, 2018	By: /s/ Louis J. Resweber
Louis J. Resweber
Chief Executive Officer